                                                                      EXHIBIT 21

                              LIST OF SUBSIDIARIES

                                                                   Percentage of
                                                                   Voting Stock
                                        Jurisdiction               Owned by the
                                             of                     Company or
Name                                   Incorporation             Other Subsidiary
----                                   -------------             ----------------
Industrias Universales                                                  100%
  Unidas de Mexico, S.A.               Mexico                    owned by Company

Suoftec Light Metal Products B.V.      Netherlands                      100%
                                                                 owned by Company

Suoftec Light Metal Products           Hungary                           50%
  Production & Distribution KFT                                  owned by Suoftec Light
                                                                 Metal Products B.V.

Superior Engineered                                                     100%
  Technologies, Inc.                   Delaware, U.S.A.          owned by Company

Superior Industries                                                     100%
  de Mexico S.A. de C.V.               Chihuahua, Mexico         owned by Company

Superior Industries International                                       100%
   Distribution Corporation            California, U.S.A.        owned by Company

Superior Industries International --                                    100%
   Arkansas, Inc.                      Arkansas, U.S.A.          owned by Company

Superior Industries International --                                    100%
    California, Inc.                   California, U.S.A.        owned by Company

Superior Industries International --                                    100%
   Kansas, Inc.                        Kansas, U.S.A.            owned by Company

Superior Industries International --                                    100%
   Michigan, Inc.                      Michigan, U.S.A.          owned by Company

Superior Industries International --                                    100%
   Tennessee, Inc.                     Tennessee, U.S.A.         owned by Company

                                                                      EXHIBIT 21


                              LIST OF SUBSIDIARIES
                                   (Continued)

                                                                   Percentage of
                                                                   Voting Stock
                                        Jurisdiction               Owned by the
                                             of                     Company or
Name                                   Incorporation             Other Subsidiary
----                                   -------------             ----------------
Superior Industries Management                                          100%
   Corporation                         California, U.S.A.        owned by Company

Superior Industries                                                     100%
   International -- P.R. Inc.          Delaware, U.S.A.          owned by Company

Superior Industries V.I., Inc.         Virgin Islands                   100%
                                                                 owned by Company

Topy-Superior Limited                  Tokyo, Japan                      50%
                                                                 owned by Company

Superior Industries                                                     100%
   International Leasing Corp.         Delaware, U.S.A.          owned by Company

Superior Performance Products Inc.     Canada                           100%
                                                                 owned by Company

Suinco Assurance Ltd.                  Bermuda                          100%
                                                                 owned by Company

Superior Astechnology Inc.             Delaware, USA                    100%
                                                                 owned by Company

Superior - Ideal Inc.                  Delaware, USA                    100%
                                                                 owned by Company